Supplement to the
Fidelity® Enhanced Small Cap ETF
September 21, 2023
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
George Liu (Co-Portfolio Manager) has managed the fund since 2023.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
George Liu is Co-Portfolio Manager of the fund, which he has managed since 2023. He also manages other funds. Since joining FMR in 2022, Mr. Liu has worked as a portfolio manager. Prior to joining FMR, Mr. Liu worked at Geode Capital Management LLC (Geode) from 2004 to 2022, most recently as portfolio manager.
CPE-PSTK-1223-100 1.9911587.100	December 30, 2023